UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

28903 North Avenue Paine
Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (661) 775-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On December 22, 2004, MannKind Corporation issued a press release announcing results from its US-based late phase 2 clinical study of Technosphere® Insulin. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Number	Description
99.1	Press Release of MannKind Corporation dated December 22, 2004, reporting MannKind’s results from its US-based late phase 2 clinical study of Technosphere® Insulin.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
	By:	/s/ Richard L. Anderson
		Name:	Richard L. Anderson
		Title:	Chief Financial Officer

Dated: December 22, 2004

EXHIBIT INDEX

Number	Description
99.1	Press Release of MannKind Corporation dated December 22, 2004, reporting MannKind’s results from its US-based late phase 2 clinical study of Technosphere® Insulin.